UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 7, 2022

EDGEWISE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40236	82-1725586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3415 Colorado Ave

Boulder, Colorado 80303

(Address of principal executive offices, including zip code)

(720) 262-7002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	EWTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

U.S. Food and Drug Administration Authorization for Phase 2 Clinical Trial of EDG-5506 for the Treatment of Duchenne Muscular Dystrophy

On September 7, 2022, Edgewise Therapeutics, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration has authorized a clinical trial of EDG-5506 in children with Duchenne muscular dystrophy. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

4-Month Interim Results from the ARCH Open Label Study of EDG-5506 in Adults with Becker Muscular Dystrophy

On September 11, 2022, the Company issued a press release announcing 4-month interim results from the ongoing ARCH study, an open label, single-center study assessing the safety, tolerability, impact on muscle damage biomarkers, and pharmacokinetics of EDG-5506 in adults with Becker muscular dystrophy. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Updated Risk Factor Disclosure

The Company is supplementing and updating its risk factors from the disclosure contained under the heading “Item 1A. Risk Factors,” in the Company’s most recent Quarter Report on Form 10-Q for the quarter ended June 30, 2022 and filed with the Securities and Exchange Commission on August 4, 2022. The updated risk factor disclosure is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 7, 2022

99.2	Press Release, dated September 11, 2022

99.3	Updated Risk Factor Disclosure

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWISE THERAPEUTICS, INC.

By:	/s/ Kevin Koch
Kevin Koch, Ph.D.
President and Chief Executive Officer

Date: September 13, 2022